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                 TEMPORARY CERTIFICATE--EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

NUMBER                                                                                                                  SHARES
D                                                             [LOGO]                                              SEE REVERSE FOR
                                                                                                                CERTAIN DEFINITIONS
                                                    DELTA FINANCIAL CORPORATION                                  CUSIP 247918 10 5

                                       INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
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        THIS CERTIFIES THAT





        is the owner of

                     FULLY PAID AND NON-ASSESSABLE SHARES
             OF THE PAR VALUE OF $.01 EACH OF THE COMMON STOCK OF =====================DELTA FINANCIAL CORPORATION====================
        transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                  SEAL

   /s/ Irwin Fein                               /s/ Hugh I. Miller

                Secretary                                       President



                        COUNTERSIGNED AND REGISTERED
                                ChaseMellon Shareholder Services, L.L.C.
                                        (JERSEY CITY, NJ)       TRANSFER AGENT
                                                                 AND REGISTRAR
                        BY


                                                            AUTHORIZED OFFICER


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                                                    DELTA FINANCIAL CORPORATION


        The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limiatations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.


        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM--as tenants in common                   UNIF GIFT MIN ACT--____________ Custodian ___________
TEN ENT--as tenants by the entireties                                  (Cust)               (Minor)
JT TEN--as joint tenants with right of                             under Uniform Gifts to Minors
        survivorship and not                                       Act __________________
        as tenants in common                                              (State)

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Additional abbreviations may also be used though not in the above list.


For value received, the undersigned hereby will sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________________


              _________________________________________________________________
              THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
     NOTICE: WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed:

__________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.